UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 1, 2006 (November 14, 2006)

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 20, 2006, Toreador Resources Corporation (“Toreador”) filed a Current Report on Form 8-K relating to a Staff Determination Letter it received from the NASDAQ Stock Market stating that Toreador violated NASDAQ Marketplace Rule 4310(c)(14) because it had not filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006 in a timely manner. Toreador stated in such Current Report that it had requested a hearing before the NASDAQ Listing Qualifications Panel, that it expected to file its Form 10-Q for the period ended September 30, 2006 on or about December 1, 2006 and that it expected to file at the same time, consolidated restated financial statements for the years ended December 31, 2003, 2004 and 2005, as well as the first, second and third quarters of 2006. Toreador now expects to file the consolidated restated financial statements for the years 2003, 2004 and 2005 and the first, second and third quarters of 2006 on or prior to January 11, 2007, the date set for the NASDAQ hearing for delisting. Please see Item 4.02 below for further information.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 22, 2006, Toreador filed a Current Report on Form 8-K stating that it believed that it would file restated consolidated financial statements as of and for the years ended December 31, 2003, 2004 and 2005 and its unaudited consolidated financial statements for each of the quarters ended March 31 and June 30, 2006, on or about December 1, 2006. The financial statements included in Toreador’s Form 10-K for December 31, 2004 and Form 10-K for December 31, 2003 should, therefore, not be relied upon as filed.

The restatement of the consolidated financial statements as of and for the years ended December 31, 2003 and 2004 are due to errors that were discovered during and in conjunction with the re-audits for the years ended December 31, 2003 and 2004. The errors noted to date are primarily due to a) the calculation of depreciation, depletion and amortization; b) foreign exchange conversion; c) accruals recorded in the incorrect period; and d) asset retirement obligations. Due to the re-audits still being in progress, Toreador is not able to determine or estimate a range of the final adjustments at this time.

Toreador has informed Hein and Associates, Toreador’s former independent registered public accounting firm, of the restatement; however, they have not expressed whether or not they agree with the restatement.

Toreador now believes that it will file the restated consolidated financial statements for the years ended December 31, 2003, 2004 and 2005 with the Securities and Exchange Commission pursuant to a single Form 10-K/A as of and for the year ended December 31, 2005, and the unaudited consolidated financial statements for each of the quarters on a Form 10-Q/A as of and for the three months ended March 31, 2006, a Form 10-Q/A as of and for the six months ended June 30, 2006 and a Form 10-Q as of and for the nine months ended September 30, 2006 on or prior to January 11, 2007.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date:	December 1, 2006
		By:	/s/ G. Thomas Graves III
G. Thomas Graves III, President and CEO